MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the April 10, 1997 Determination Date

                      For the March 1997 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is April 10, 1997, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   229,475,051.68

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    29,043,018.84

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   200,432,032.84

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 1,991,406,387.83

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$   110,323,794.94

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of April 1997.

PEOPLE'S BANK
Servicer

By : /s/Lisa Brooks
     Name:  Lisa Brooks
     Title: Vice President
                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1994-1

                    For the April 10, 1997 Determination Date

                      For the March 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    20,703,341.90

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-1 was equal
    to......................................................$     1,178,810.52

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-1 was equal to...$    19,524,531.38

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    17,845,477.19

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    16,666,666.67

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    16,666,666.67

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5.  The aggregate amount of drawings required to be made under the Surety
    Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the
    current calendar month is equal to......................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-1 on the next succeeding Transfer
    Date is equal to........................................$        28,140.23

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-1 on the Distribution Date in the current Monthly Period is equal to:

    Payable in respect of principal.........................$    16,666,666.67
    Payable in respect of interest..........................$       354,166.67
    Total...................................................$    17,020,833.34

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1994-2

                    For the April 10, 1997 Determination Date

                      For the March 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    44,707,353.24

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-2 was equal
    to......................................................$     5,628,290.49

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-2 was equal to...$    39,049,062.75

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    32,801,147.63

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    27,142,857.14

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    27,142,857.14

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-2 on the next succeeding Transfer
    Date is equal to........................................$       135,073.09

   (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
   Transfer Date is equal to................................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$    27,142,857.14
    Payable in respect of interest.........................$     1,710,395.83
    Total..................................................$    28,853,252.97

    Class B Certificateholders
    Payable in respect of principal........................$             0.00
    Payable in respect of interest.........................$        94,048.61
    Total..................................................$        94,048.61

8.   No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1995-1

                    For the April 10, 1997 Determination Date

                      For the March 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    44,707,353.24

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1995-1 was equal
    to......................................................$     5,658,290.49

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1995-1 was equal to...$    39,049,062.75

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     5,658,290.49

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
   be.......................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on the next succeeding Transfer
    Date is equal to........................................$       135,073.09

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
    Transfer Date is equal to...............................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,725,701.39
    Total..................................................$      1,725,701.39

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         93,243.06
    Total..................................................$         93,243.06

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                    For the April 10, 1997 Determination Date

                      For the March 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    44,707,353.24

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
    to......................................................$     5,658,290.49

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1996-1 was equal to....$    39,049,062.75

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     5,658,290.49

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1 on the next succeeding Transfer
    Date is equal to........................................$       135,073.09

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,705,894.79
    Total..................................................$      1,705,894.79

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         97,059.38
    Total..................................................$         97,059.38

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-1

                    For the April 10, 1997 Determination Date

                      For the March 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$     9,013,579.28

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-1 was equal
    to......................................................$     1,140,784.37

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-1 was equal to....$     7,872,794.91

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     2,535,315.11

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-1 on the next succeeding Transfer
    Date is equal to........................................$        27,232.47

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,288,635.42
    Total..................................................$      1,288,635.42

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        105,895.31
    Total..................................................$        105,895.31

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         97,443.11
    Total..................................................$         97,443.11

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.




              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                    38
Monthly Period Ended                                        March 31, 1997
Distribution Date                                           April 15, 1997
Determination Date                                          April 10, 1997

1.  Trust Activity Series 1994-1

    Beginning of Month - Aggregate Principal Receivables      2,053,130,279.76

    Principal Collections on the Receivables                    200,432,032.84

    Finance Charge Receivables                                   29,043,018.85

    Receivables in Defaulted Accounts                            10,402,923.93

    End of Month - Aggregate Principal Receivables            1,991,406,387.83

    Investor Interest Series 1994-1                              66,666,666.67
    Investor Interest Series 1994-2                             372,857,142.86
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Investor Interest Series 1997-1                             500,000,000.00
    Seller Principal Receivables                                251,882,578.31

    Investor Percentage with respect to...
                           Finance Charges                          3.3477178%
                           Charged-Off Accounts                     3.3477178%
                           Principal Receivables                   10.0431535%

    Seller Percentage with respect to ...
                           Finance Charges                         12.6484770%
                           Charged-Off Accounts                    12.6484770%
                           Principal Receivables                    4.5900419%

2.  Allocation of Funds in Collection Account

    Available Finance Charge Collections                          1,178,810.52

    Available Principal Collections                              19,524,531.38

    Investor Default Amount                                         422,238.34

    Aggregate Collections Allocated to Certificateholders        20,703,341.90

    Monthly Certificate Interest Payable to Certificateholders
    (See "Calculation of Certificate Interest" #3)                  354,166.67

    Monthly Principal Payable To Certificateholders
    (See "Calculation of Monthly Principal" #4)                  16,666,666.67

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                   3,280,103.05

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Collections Available to Reimburse Investor Charge offs         257,006.20

    Aggregate Investor Charge Offs                                        0.00

    Reimbursed Investor Charge Offs                                       0.00
    Reimbursed Investor Charge Offs per $1,000 Original Investment        0.00

    Monthly Investor Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 138,888.89

    Monthly Certificate Insurer Fee                                   6,510.42

    Excess Servicing (Shortfall) (dollars)                          257,006.20
    Excess Servicing (Shortfall) (percentage of Investor Interest)       3.70%

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Surety Bond Claim                                                     0.00

    Certificate Insurer Fee Shortfall                                     0.00

    Servicing Fee Shortfall                                               0.00

    Investor Charge Offs                                                  0.00
    Investor Charge Offs per $1,000 Original Investment                   0.00

    Investor Certificate Interest Shortfall     (Deficiency Amounts)      0.00

    Payments To Certificate Insurer                                       0.00

    Deposits In Cash Collateral Account                                   0.00

    Required Shared Finance Charge Collections for other Series   6,999,685.09
    Deposit of Shared Finance Charge Collections for other Series   440,395.04

    Total Distribution to Investors                              17,020,833.33
    Total Distribution to Investors per $1,000 Invested                  85.10

3.  Calculation of Certificate Interest

    Certificate Rate                                                  5.10000%

    This Month Certificate Interest                                 354,166.67

    Previous Month's Deficiency Amount                                    0.00

    Total Certificate Interest Distributable to Certificateholders 354,166.67 Total Certificate Interest Distributable per $1,000 of Original
     Investment                                                           1.77

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                  83,333,333.33

    Available Principal Collections                              19,524,531.38

    Investor Default Amount                                         422,238.34

    Total Investor Monthly Principal                             19,946.769.72

    Investor Monthly Principal Reinvested in Receivables          3,280,103.05

    Controlled Amortization Amount                               16,666,666.67

    Maximum Monthly Principal to Certificateholders              16,666,666.67

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00

    Draw on Shared Principal Collections from other Series                0.00

    Deficit Controlled Amortization Amount                                0.00

    Monthly Principal Payable to Certificateholders              16,666,666.67
    Monthly Principal Payable per $1,000 of Original Investment          83.33

    Ending Investor Interest                                     66,666,666.67

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal Amount
      to 7 decimal places)                                           0.3333333

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Investor Interest                                   83,333,333.33

   Monthly Servicing Fee                                            138,888.89

7.  Calculation of Remaining Surety Bond Amount

    Available Surety Bond Amount on Previous Payment Date         8,149,944.49

    Stated Surety Bond Amount                                     6,250,000.00

    Unreimbursed Claims on Surety Bond                                    0.00

    Reimbursements of Claims on Surety Bond                               0.00

    Available Surety Bond Amount     (Dollars)                    6,250,000.00
    Available Surety Bond Amount     (Percentage)                        7.50%

8.  Cash Collateral Account Activity

    Beginning of Month Balance                                    4,350,055.51

    Required Cash Collateral Account Amount                       4,166.666.67

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account          19,755.19

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount     (Dollars)                4,166,666.67
    Available Cash Collateral Amount     (Percentage)                    5.00%

    Total Credit Enhancement Percentage                                 12.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due        Dollars                           107,719,935.16
                              Percent Dollars                            5.41%
                              Number of Accts                           37,952
                              Percent Number of Accts                    2.91%

    31-60 days past due       Dollars                            27,465,667.84
                              Percent Dollars                            1.38%
                              Number of Accts                            8,836
                              Percent Number of Accts                    0.68%

    61-90 days past due       Dollars                            18,621,795.36
                              Percent Dollars                            0.94%
                              Number of Accts                            5,610
                              Percent Number of Accts                    0.43%

    91-120 days past due      Dollars                            14,912,187.20
                              Percent Dollars                            0.75%
                              Number of Accts                            4,447
                              Percent Number of Accts                    0.34%

    121-150 days past due     Dollars                            12,662,321.61
                              Percent Dollars                            0.64%
                              Number of Accts                            3,531
                              Percent Number of Accts                    0.27%

    151-180 days past due     Dollars                            10,607,540.27
                              Percent Dollars                            0.53%
                              Number of Accts                            2,856
                              Percent Number of Accts                    0.22%

    181 + days past due       Dollars                            16,873,566.87
                              Percent Dollars                            0.85%
                              Number of Accts                            4,420
                              Percent Number of Accts                    0.34%

10. Base Rate Calculation

    Base Rate                                                            7.20%

    Portfolio Yield   (net of losses)                                   10.89%

    Excess of Portfolio Yield over Base Rate                             3.69%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                          47,096
    Number of Automatic Additonal Accounts                                 916
    Ending Number of Accounts                                        1,350,044



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       30
Monthly Period Ended                                           March 31, 1997
Distribution Date                                              April 15, 1997
Determination Date                                             April 10, 1997
Number of Days in Period                                                   29

1.  Trust Activity Series 1994-2

    Beginning of Month - Aggregate Principal Receivables      2,053,130,279.76

    Principal Collections on the Receivables                    200,432,032.84

    Finance Charge Receivables                                   29,043,018.85

    Receivables in Defaulted Accounts                            10,420,923.93

    End of Month - Aggregate Principal Receivables            1,991,406,387.83

    Investor Interest Series 1994-1                              66,666,666.67
    Investor Interest Series 1994-2                             372,857,142.86
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Investor Interest Series 1997-1                             500,000,000.00
    Seller Principal Receivables                                251,882,578.31

    Total Investor Percentage with respect to...
                           Finance Charges                         18.7233076%
                           Charged-Off Accounts                    18.7233076%
                           Principal Receivables                   20.0863070%

    Class A Percentage with respect to...
                           Finance Charges                         17.7189922%
                           Charged-Off Accounts                    17.7189922%
                           Principal Receivables                   19.0819916%

    Class B Percentage with respect to...
                           Finance Charges                          1.0043153%
                           Charged-Off Accounts                     1.0043153%
                           Principal Receivables                    1.0043153%

    Seller Percentage with respect to ...
                           Finance Charges                         12.6484770%
                           Charged-Off Accounts                    12.6484770%
                           Principal Receivables                    4.5900419%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                  5,375,375.97

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)                1,710,395.83
     Unpaid Class A Monthly Cap Interest                                  0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 633,333.33
     Unpaid Class A Monthly Servicing Fee                                 0.00

    Class A Investor Default Amount                               1,925,406.84
     Unreimbursed Class A Investor Charge-offs                            0.00

    Excess Spread from Class A Finance Charge Collections         1,106,239.96

    Class A Required Amount                                               0.00

    Class B Available Finance Charge Collections                    282,914.52

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                   94,048.61
      Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  33,333.33
      Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                 101,337.20
     Unreimbursed Class B Investor Charge-offs                            0.00

    Excess Spread from Class B Finance Charge Collections            54,195.38

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,160,435.34

    Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest 0.00 Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee 0.00 Excess Spread used to satisfy Unreimbursed Class A Investor
      Charge-offs                                                        0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest 0.00 Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee 0.00 Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                        0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly Cap
       Interest                                                          0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                     0.00
      Shared Finance Charges used to satisfy Unreimbursed Class A
       Investor Charge-offs                                              0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
       Cap Interest                                                      0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
       Investor Charge-offs                                              0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy Remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy Unpaid
       Class A Monthly Cap Interest                                      0.00
      Reallocated Class B Principal Collections used to satisfy Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Reallocated Class B Principal Collections used to satisfy
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-offs                                                0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy Unpaid Class B Monthly
       Cap Interest                                                      0.00
      Shared Finance Charges used to satisfy Unpaid Class B Monthly
       Servicing Fee                                                     0.00
      Shared Finance Charges used to satisfy Unreimbursed Class B
       Investor Charge-offs                                              0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
       Cap Interest                                                      0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
       Servicing Fee                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
       Investor Charge-offs                                              0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Interest     0.00

    Excess Spread used to satisfy deposits into Required Cash Collateral
     Account                                                             0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,160,435.34

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (dollars)                                               0.00
    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       0.00%

    Class A Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             39,049,062.75

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                 27,142,857.14

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 13,932,949.65

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                                 0.00

    Required Shared Finance Charge Collections for other Series  6,999,685.09
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                     28,853,252.98
    Total Distribution to Class A Investors per $1,000 Invested         75.93

    Total Distribution to Class B Investors                         94,048.61
    Total Distribution to Class B Investors per $1,000 Invested          4.70

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                          5.58750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,710,395.83

    Expected Class A Principal                                 380,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,710,395.83
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.50

    Class B Certificate Rate                                          5.83750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         94,048.61

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             94,048.61
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.70

    Total Certificate Interest Distributable to
     Certificateholders                                          1,804,444.44
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.51

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 380,000,000.00

    Class A Available Principal Collections                     37,096,609.62
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             39,022,016.46

    Class A Monthly Principal Reinvested in Receivables         11,879,159.32

    Class A Controlled Amortization Amount                      27,142,857.14

    Maximum Monthly Principal to Class A Certificateholders     27,142,857.14

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders     27,142,857.14
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                         71.43

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      1,952,453.14
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,053,790.33

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reduction of Interest                                        0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,053,790.33

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   372,857,142.86
    Ending Class A Interest                                    352,857.142.86
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal Amount
      to 7 decimal places)                                           0.9321429

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         380,000,000.00
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 400,000,000.00

   Class A Monthly Servicing Fee                                   633,333.33
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,160,435.34

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         63,053.24

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             107,719,935.16
                           Percent Dollars                              5.41%
                           Number of Accts                             37,952
                           Percent Number of Accts                      2.91%

    31-60 days past due    Dollars                              27,465,667.84
                           Percent Dollars                              1.38%
                           Number of Accts                              8,836
                           Percent Number of Accts                      0.68%

    61-90 days past due    Dollars                              18,621,795.36
                           Percent Dollars                              0.94%
                           Number of Accts                              5,610
                           Percent Number of Accts                      0.43%

    91-120 days past due   Dollars                              14,912,187.20
                           Percent Dollars                              0.75%
                           Number of Accts                              4,447
                           Percent Number of Accts                      0.34%

   121-150 days past due   Dollars                              12,662,321.61
                           Percent Dollars                              0.64%
                           Number of Accts                              3,531
                           Percent Number of Accts                      0.27%

   151-180 days past due   Dollars                              10,607,540.27
                           Percent Dollars                              0.53%
                           Number of Accts                              2,856
                           Percent Number of Accts                      0.22%

   181 + days past due     Dollars                              16,873,566.87
                           Percent Dollars                              0.85%
                           Number of Accts                              4,420
                           Percent Number of Accts                      0.34%

9. Base Rate Calculation

   Base Rate                                                            7.60%

   Portfolio Yield   (net of losses)                                   10.89%

   Excess of Portfolio Yield over Base Rate                             3.29%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Removed Accounts                                        47,096
    Number of Automatic Additonal Accounts                               916
    Ending Number of Accounts                                      1,305,044

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      25
Monthly Period Ended                                          March 31, 1997
Distribution Date                                             April 15, 1997
Determination Date                                            April 10, 1997
Number of Days in Period                                                  29

1.  Trust Activity Series 1995-1

    Beginning of Month - Aggregate Principal Receivables     2,053,130,279.76

    Principal Collections on the Receivables                   200,432,032.84

    Finance Charge Receivables                                  29,043,018.85

    Receivables in Defaulted Accounts                           10,420,923.93

    End of Month - Aggregate Principal Receivables           1,991,406,387.83

    Investor Interest Series 1994-1                             66,666,666.67
    Investor Interest Series 1994-2                            372,857,142.86
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Seller Principal Receivables                               251,882,578.31

    Total Investor Percentage with respect to...
                           Finance Charges                        20.0863070%
                           Charged-Off Accounts                   20.0863070%
                           Principal Receivables                  20.0863070%

    Class A Percentage with respect to...
                           Finance Charges                        19.0819916%
                           Charged-Off Accounts                   19.0819916%
                           Principal Receivables                  19.0819916%

    Class B Percentage with respect to...
                           Finance Charges                         1.0043153%
                           Charged-Off Accounts                    1.0043153%
                           Principal Receivables                   1.0043153%

    Seller Percentage with respect to ...
                           Finance Charges                        12.6484770%
                           Charged-Off Accounts                   12.6484770%
                           Principal Receivables                   4.5900419%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,375,375.97

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,725,701.39
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                633,333.33
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              1,925,406.84
    Unreimbursed Class A Investor Charge-offs                            0.00

    Excess Spread from Class A Finance Charge Collections        1,090,934.40

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   282,914.52

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  93,243.06
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 33,333.33
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                101,337.20
    Unreimbursed Class B Investor Charge-offs                            0.00

    Excess Spread from Class B Finance Charge Collections           55,000.94

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,145,935.34

    Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest 0.00 Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee 0.00 Excess Spread used to satisfy Unreimbursed Class A Investor
      Charge-offs                                                        0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest 0.00 Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee 0.00 Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                        0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly Cap
       Interest                                                          0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                     0.00
      Shared Finance Charges used to satisfy Unreimbursed Class A
       Investor Charge-offs                                              0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
       Cap Interest                                                      0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
       Investor Charge-offs                                              0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy Remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy Unpaid
       Class A Monthly Cap Interest                                      0.00
      Reallocated Class B Principal Collections used to satisfy Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Reallocated Class B Principal Collections used to satisfy
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-offs                                                0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy Unpaid Class B Monthly
       Cap Interest                                                      0.00
      Shared Finance Charges used to satisfy Unpaid Class B Monthly
       Servicing Fee                                                     0.00
      Shared Finance Charges used to satisfy Unreimbursed Class B
       Investor Charge-offs                                              0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
       Cap Interest                                                      0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
       Servicing Fee                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
       Investor Charge-offs                                              0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Interest     0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,145,935.34

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account (dollars)       0.00
    Remaining Excess Spread after Funding Spread Account (percentage
     of Investor Interest)                                               0.00%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             39,049,062.75

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 41,075,806.79

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Required Shared Finance Charge Collections for other Series  6,999,685.09
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,725,701.39
    Total Distribution to Class A Investors per $1,000 Invested          4.54

    Total Distribution to Class B Investors                         93,243.06
    Total Distribution to Class B Investors per $1,000 Invested          4.66

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.63750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,725,701.39

    Expected Class A Principal                                 380,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,725,701.39
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.54

    Class B Certificate Rate                                         5.78750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         93,243.06

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             93,243.06
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.66

    Total Certificate Interest Distributable to
     Certificateholders                                          1,818,944.44
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.55

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 380,000,000.00

    Class A Available Principal Collections                     37,096,609.62
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             39,022,016.46

    Class A Monthly Principal Reinvested in Receivables         39,022.016.46

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      1,952,453.14
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,053,790.33

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reduction of Interest                                        0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,053,790.33

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    380,000,000.00
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         380,000,000.00
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 400,000,000.00

   Class A Monthly Servicing Fee                                   633,333.33
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,145,935.34

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         44,735.48

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             107,719,935.16
                           Percent Dollars                              5.41%
                           Number of Accts                             37,952
                           Percent Number of Accts                      2.91%

    31-60 days past due    Dollars                              27,465,667.84
                           Percent Dollars                              1.38%
                           Number of Accts                              8,836
                           Percent Number of Accts                      0.68%

    61-90 days past due    Dollars                              18,621,795.36
                           Percent Dollars                              0.94%
                           Number of Accts                              5,610
                           Percent Number of Accts                      0.43%

    91-120 days past due   Dollars                              14,912,187.20
                           Percent Dollars                              0.75%
                           Number of Accts                              4,447
                           Percent Number of Accts                      0.34%

    121-150 days past due  Dollars                              12,662,321.61
                           Percent Dollars                              0.64%
                           Number of Accts                              3,531
                           Percent Number of Accts                      0.27%

    151-180 days past due  Dollars                              10,607,540.27
                           Percent Dollars                              0.53%
                           Number of Accts                              2,856
                           Percent Number of Accts                      0.22%

    181 + days past due    Dollars                              16,873,566.87
                           Percent Dollars                              0.85%
                           Number of Accts                              4,420
                           Percent Number of Accts                      0.34%

9. Base Rate Calculation

   Base Rate                                                            7.65%

   Portfolio Yield   (net of losses)                                   10.89%

   Excess of Portfolio Yield over Base Rate                             3.25%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Removed Accounts                                        47,096
    Number of Automatic Additonal Accounts                               916
    Ending Number of Accounts                                      1,350,044

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                       9
Monthly Period Ended                                          March 31, 1997
Distribution Date                                             April 15, 1997
Determination Date                                            April 10, 1997
Number of Days in Period                                                  29

1.  Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables     2,053,130,279.76

    Principal Collections on the Receivables                   200,432,032.84

    Finance Charge Receivables                                  29,043,018.85

    Receivables in Defaulted Accounts                           10,402,923.93

    End of Month - Aggregate Principal Receivables           1,991,406,387.83

    Investor Interest Series 1994-1                             66,666,666.67
    Investor Interest Series 1994-2                            372,857,142.86
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Seller Principal Receivables                               251,882,578.31

    Total Investor Percentage with respect to...
                           Finance Charges                        20.0863070%
                           Charged-Off Accounts                   20.0863070%
                           Principal Receivables                  20.0863070%

    Class A Percentage with respect to...
                           Finance Charges                        19.0317759%
                           Charged-Off Accounts                   19.0317759%
                           Principal Receivables                  19.0317759%

    Class B Percentage with respect to...
                           Finance Charges                         1.0545311%
                           Charged-Off Accounts                    1.0545311%
                           Principal Receivables                   1.0545311%

    Seller Percentage with respect to ...
                           Finance Charges                        12.6484770%
                           Charged-Off Accounts                   12.6484770%
                           Principal Receivables                   4.5900419%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,361,230.24

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,705,894.79
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                631,666.67
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              1,920,339.98
    Unpaid Class A Investor Default Amount                               0.00
    Unreimbursed Class A Investor Charge-offs                            0.00

    Excess Spread from Class A Finance Charge Collections        1,103,328.80

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   297,060.25

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  97,059.38
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                106,404.06
    Unpaid Class B Investor Default Amount                               0.00
    Unreimbursed Class B Investor Charge-offs                            0.00

    Excess Spread from Class B Finance Charge Collections           58,596.81

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,161,925.61

    Excess Spread used to Satisfy Class A Required Amount                0.00
    Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest    0.00
    Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee   0.00
    Excess Spread used to satisfy remaining Unpaid Class A
     Investor Default Amount                                             0.00
    Excess Spread used to satisfy Unreimbursed Class A Investor
     Charge-offs                                                         0.00
    Remaining Class A Required Amount                                    0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest 0.00 Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee 0.00 Excess Spread used to satisfy remaining Unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                        0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Cap Interest                                                      0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy Unreimbursed Class A
       Investor Charge-offs                                              0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
       Cap Interest                                                      0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
       Investor Charge-offs                                              0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy Remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy Unpaid
       Class A Monthly Cap Interest                                      0.00
      Reallocated Class B Principal Collections used to satisfy Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Principal Collections used to satisfy
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Investor Interest used to satisfy Remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy Unpaid
       Class A Monthly Cap Interest                                      0.00
      Reallocated Class B Principal Collections used to satisfy Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Principal Collections used to satisfy
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy Unpaid Class B Monthly
       Cap Interest                                                      0.00
      Shared Finance Charges used to satisfy Unpaid Class B Monthly
       Servicing Fee                                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy Unreimbursed Class B
       Investor Charge-offs                                              0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Cap Interest                                              0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Servicing Fee                                             0.00
      Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
       Investor Charge-offs                                              0.00
      Cash Collateral Withdrawal used to satisfy Class B Investor
       Default Amount                                                    0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Interest     0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,161,925.61

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account (dollars)       0.00
    Remaining Excess Spread after Funding Spread Account (percentage
     of Investor Interest)                                               0.00%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             39,049,062.75

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 41,075,806.80

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Required Shared Finance Charge Collections for other Series  6,999,685.09
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,705,894.79
    Total Distribution to Class A Investors per $1,000 Invested          4.50

    Total Distribution to Class B Investors                         97,059.38
    Total Distribution to Class B Investors per $1,000 Invested          4.62

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.58750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,705,894.79

    Expected Class A Principal                                 379,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,705,894.79
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.50

    Class B Certificate Rate                                         5.73750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         97,059.38

    Expected Class B Principal                                  21,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             97,059.38
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.62

    Total Certificate Interest Distributable to
     Certificateholders                                          1,802,954.17

    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.51

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 379,000,000.00

    Class A Available Principal Collections                     36,998,986.96
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             38,919,326.94

    Class A Monthly Principal Reinvested in Receivables         38,919,326.94

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original Investment  0.00

    Beginning Class B Interest                                  21,000,000.00

    Class B Available Principal Collections                      2,050,075.79
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,156,479.86

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reduction of Interest                                        0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,156,479.86

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00

    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    379,000,000.00
    Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                    1.000000

6.  Calculation of Monthly Servicing Fee

    Series Servicing Fee Percentage                                     2.00%

    Beginning Class A Investor Interest                        379,000,000.00
    Beginning Class B Investor Interest                         21,000,000.00
    Beginning Investor Interest                                400,000,000.00

    Class A Monthly Servicing Fee                                  631,666.67
    Class B Monthly Servicing Fee                                   35,000.00
    Total Monthly Servicing  Fee                                   666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,161,925.61

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         63,017.61

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)
    1-30 days past due     Dollars                             107,719,935.16
                           Percent Dollars                              5.41%
                           Number of Accts                             37,654
                           Percent Number of Accts                      2.91%

    31-60 days past due    Dollars                              27,465,667.84
                           Percent Dollars                              1.38%
                           Number of Accts                              8,836
                           Percent Number of Accts                      0.68%

    61-90 days past due    Dollars                              18,621,795.36
                           Percent Dollars                              0.94%
                           Number of Accts                              5,610
                           Percent Number of Accts                      0.43%

    91-120 days past due   Dollars                              14,912,187.20
                           Percent Dollars                              0.75%
                           Number of Accts                              4,447
                           Percent Number of Accts                      0.34%

    121-150 days past due  Dollars                              12,662,321.61
                           Percent Dollars                              0.64%
                           Number of Accts                              3,531
                           Percent Number of Accts                      0.27%

    151-180 days past due  Dollars                              10,607,540.27
                           Percent Dollars                              0.53%
                           Number of Accts                              2,856
                           Percent Number of Accts                      0.22%

    181 + days past due    Dollars                              16,873,566.87
                           Percent Dollars                              0.85%
                           Number of Accts                              4,420
                           Percent Number of Accts                      0.34%

9. Base Rate Calculation

   Base Rate                                                            7.60%

   Portfolio Yield   (net of losses)                                   10.89%

   Excess of Portfolio Yield over Base Rate                             3.30%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Removed Accounts                                        47,096
    Number of Automatic Additonal Accounts                               916
    Ending Number of Accounts                                      1,305,044


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       1
Monthly Period Ended                                          March 31, 1997
Distribution Date                                             April 15, 1997
Determination Date                                            April 10, 1997
Number of Days in Period                                                  19

1.  Trust Activity Series 1997-1

    Beginning of Month - Aggregate Principal Receivables     2,053,130,279.76

    Principal Collections on the Receivables                  200,432,032.84

    Finance Charge Collections                                 29,043,018.85

    Receivables in Defaulted Accounts                          10,402,923.93

    End of Month - Aggregate Principal Receivables          1,991,406,387.83

    Investor Interest Series 1994-1                            66,666,666.67
    Investor Interest Series 1994-2                           372,857,142.86
    Investor Interest Series 1995-1                           400,000,000.00
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Seller Principal Receivables                              251,882,578.31

    Adjusted Investor Interest Series 1997-1                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       25.1078837%
                           Charged-Off Accounts                  25.1078837%
                           Principal Receivables                 25.1078837%


    Class A Percentage with respect to...
                           Finance Charges                       21.3417012%
                           Charged-Off Accounts                  21.3417012%
                           Principal Receivables                 21.3417012%

    Class B Percentage with respect to...
                           Finance Charges                        1.6947822%
                           Charged-Off Accounts                   1.6947822%
                           Principal Receivables                  1.6947822%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        2.0714004%
                           Charged-Off Accounts                   2.0714004%
                           Principal Receivables                  2.0714004%

    Seller Percentage with respect to...
                           Finance Charges                       12.6484770%
                           Charged-Off Accounts                  12.6484770%
                           Principal Receivables                  4.5900419%

    Discount Percentage                                                  N/A

2.  Allocation of Funds in Collection Account

    Class A Available Funds                                     2,258,302.14

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,288,635.42
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               114,247.31
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                               347,325.09
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00

    Excess Spread from Class A Finance Charge Collections         508,094.32

    Class A Required Amount                                             0.00

    Class B Available Funds                                       182,898.26

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                105,895.31
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)"                9,072.58
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                                27,581.70
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00

    Excess Spread from Class B Finance Charge Collections          40,348.66

    Class B Required Amount                                              0.00

    Collateral Available Funds                                      94,114.71

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 11,088.71
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Interest Finance Charge
     Collections                                                    83,026.00

    Total Excess Spread                                            631,468.99

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining Unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining Unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining Unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy Unpaid Unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining Unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       Unpaid Unreimbursed  Class A Investor Charge-offs                0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                 0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       Unpaid Unreimbursed  Class A Investor Charge-offs                0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B  Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Covered Amount                          0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B  Investor Interest used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                 0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy Unpaid Unreimbursed
       Class B Investor Charge-offs                                     0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       Unpaid Unreimbursed  Class B Investor Charge-offs                0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       Unpaid Unreimbursed  Class B Investor Charge-offs                0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          97,443.11
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount        33,710.96
     Remaining  Collateral Default Amount                               0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement      500,314.91
     Remaining amount to pay amounts per Loan Agreement         6,999,685.09

    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
      Shared Finance Charge Collections used to reimburse reductions
       to Class B Investor Interest                                     0.00
      Shared Finance Charge Collections used to pay any unpaid
       Collateral Monthly Interest                                      0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap                                                              0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap                                                              0.00
      Shared Finance Charge Collections used to pay remaining
       Collateral Interest Defaults                                     0.00
      Shared Finance Charge Collections used to reimburse reductions
       to Collateral Investor Interest                                  0.00
      Shared Finance Charge Collections used to pay any remaining
       amount to fund up Reserve Account                                0.00
      Shared Finance Charge Collections used to satisfy amounts
       per Loan Agreement                                         440,395.04
      Shared Finance Charge Collections paid to Holder of
       Exchangeable Seller Certificate                                  0.00

      Unpaid Unreimbursed Class A Charge Offs                           0.00
      Unpaid Unreimbursed Class A Charge Offs per $1,000 Original
       Investment                                                       0.00

      Unpaid Unreimbursed Class B Charge Offs                           0.00
      Unpaid Unreimbursed Class B Charge Offs per $1,000 Original
       Investment                                                       0.00

      Available Investor Principal Collections                  8,281,412.66
      Available Investor Principal Collections plus Draws from
       Shared Principal Collections                             8,281,412.66

      Class A Monthly Principal
      (See "Calculation of Monthly Principal" #5)                       0.00

      Class B Monthly Principal
      (See "Calculation of Monthly Principal" #5)                       0.00

      Collateral Monthly Principal
      (See "Collateral Interest Amount Activity" #8)                    0.00

      Monthly Principal Reinvested In Receivables (includes
       Investor Default amounts)
      (See "Calculation of Monthly Principal" #5)               8,281,412.66

      (Net Deposit)/Draws on Shared Principal Collections               0.00

      Required Shared Finance Charge Collections from other
       Series                                                   6,999,685.09
      Draw on Shared Finance Charge Collections from other
       Series                                                     440,395.04

      Required Shared Finance Charge Collections for other
       Series                                                           0.00
      Deposit of Shared Finance Charge Collections for other
       Series                                                           0.00

      Total Distribution to Class A Investors                   1,288,635.42
      Total Distribution to Class A Investors per $1,000
       Invested                                                         3.03

      Total Distribution to Class B Investors                     105,895.31
      Total Distribution to Class B Investors per $1,000
       Invested                                                         3.14

      Total Distribution to Collateral Interest Holders            97,443.11
      Total Distribution to Collateral Interest Holders per
       $1,000 Invested                                                  2.36

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.74500%
    Class A Cap Rate                                               10.12000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,288,635.42
    Class A Monthly Interest                                   1,288,635.42

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,288,635.42
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       3.03

    Class B Certificate Rate                                        5.94500%
    Class B Cap Rate                                               10.32000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            105,895.31
    Class B Monthly Interest                                     105,895.31

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          105,895.31
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               3.14

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                1,394,530.73

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                3.04

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables                8,281,412.66
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                   1.000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 114,247.31
   Class B Monthly Servicing Fee                                   9,072.58
   Collateral Interest Monthly Servicing Fee                      11,088.71

   Total Monthly Servicing  Fee                                  134,408.60

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                  97,443.11
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               2.36
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                         33,710.96
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           107,719,935.16
                           Percent Dollars                             5.41%
                           Number of Accts                           37,952
                           Percent Number of Accts                     2.91%

    31-60 days past due    Dollars                            27,465,667.84
                           Percent Dollars                             1.38%
                           Number of Accts                            8,836
                           Percent Number of Accts                     0.68%

    61-90 days past due    Dollars                            18,621,795.36
                           Percent Dollars                             0.94%
                           Number of Accts                            5,610
                           Percent Number of Accts                     0.43%

    91-120 days past due   Dollars                            14,912,187.20
                           Percent Dollars                             0.75%
                           Number of Accts                            4,447
                           Percent Number of Accts                     0.34%

    121-150 days past due  Dollars                            12,662,321.61
                           Percent Dollars                             0.64%
                           Number of Accts                            3,531
                           Percent Number of Accts                     0.27%

    151-180 days past due  Dollars                            10,607,540.27
                           Percent Dollars                             0.53%
                           Number of Accts                            2,856
                           Percent Number of Accts                     0.22%

    181 + days past due    Dollars                            16,873,566.87
                           Percent Dollars                             0.85%
                           Number of Accts                            4,420
                           Percent Number of Accts                     0.34%

10. Base Rate Calculation

    Base Rate                                                          7.65%

    Portfolio Yield   (net of losses)                                 10.89%

    Gross Yield (from Finance Charge Collections)                     16.97%

    Percentage of Defaulted Accounts                                   6.08%

    Excess of Portfolio Yield over Base Rate                           3.24%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Removed Accounts                                       47,096
    Number of Automatic Additonal Accounts                              916
    Ending Number of Accounts                                     1,305,044